UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 19, 2002

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York 14625
             ----------------------------------------- -------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

                  None

(b)      Pro-Forma Financial Information.

                  None

(c)      Exhibits


         Exhibit No.      Description

            99.1 Press release of Agrilink Foods, Inc. dated August 19, 2002 announcing completion of equity investment.


            99.2 Press release of Pro-Fac Cooperative, Inc. dated August 19, 2002 announcing the payment of commercial market value and fourth quarter dividends.




Item 9. Regulation FD Disclosure

Attached hereto as an exhibit which is incorporated herein by reference is a press release issued by Agrilink Foods, Inc. ("Agrilink") announcing the completion of a $175 million equity investment in Agrilink by Vestar/Agrilink Holdings LLC, an affiliate of Vestar Capital Partners IV, L.P. In addition, attached is a press release issued by Pro-Fac Cooperative, Inc. ("Pro-Fac") announcing payment of commercial market value and fourth quarter dividends, and also announcing that Pro-Fac will no longer do business under the name "Agrilink".

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

                                        3
                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      PRO-FAC COOPERATIVE, INC.



Date:    August 19, 2002              By:   /s/Earl L. Powers
                                            ---------------------------------
                                            Earl L. Powers,
                                            Treasurer
                                            (Principal Financial Officer and
                                            Principal Accounting Officer)

                                                  INDEX TO EXHIBITS


Exhibit No.        Description

  99.1 Press release of Agrilink Foods, Inc. dated August 19, 2002 announcing completion of equity investment.


  99.2 Press release of Pro-Fac Cooperative, Inc. dated August 19, 2002 announcing the payment of commercial market value and fourth quarter dividends.